EXHIBIT 24

POWER OF ATTORNEY

The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, as attorneys and agents for the undersigned, with full power and substitution, for and in the name, place and stead and on behalf of the undersigned as a director of TransCommunity Bankshares Incorporated (the “Company”), to sign and file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a registration statement on Form SB-2 or such other form as may be prescribed by Commission rules, and any and all pre-effective or post-effective amendments to the registration statement, any other registration statements and exhibits thereto, relating to the offering that is the subject of the registration statement, filed pursuant to Rule 462 under such Act and all applications, exhibits, instruments and other documents as such attorneys or attorney deem necessary or advisable to enable the Company to register the securities covered thereby, with full power and authority to do and perform any and all acts and things related thereto whatsoever requisite or desirable.

The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 25th day of March, 2004.

/s/ Thomas M. Crowder
Thomas M. Crowder

EXHIBIT 24

POWER OF ATTORNEY

The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, as attorneys and agents for the undersigned, with full power and substitution, for and in the name, place and stead and on behalf of the undersigned as a director of TransCommunity Bankshares Incorporated (the “Company”), to sign and file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a registration statement on Form SB-2 or such other form as may be prescribed by Commission rules, and any and all pre-effective or post-effective amendments to the registration statement, any other registration statements and exhibits thereto, relating to the offering that is the subject of the registration statement, filed pursuant to Rule 462 under such Act and all applications, exhibits, instruments and other documents as such attorneys or attorney deem necessary or advisable to enable the Company to register the securities covered thereby, with full power and authority to do and perform any and all acts and things related thereto whatsoever requisite or desirable.

The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 25th day of March, 2004.

/s/ Dean P. Agee
Dean P. Agee

EXHIBIT 24

POWER OF ATTORNEY

The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, as attorneys and agents for the undersigned, with full power and substitution, for and in the name, place and stead and on behalf of the undersigned as a director of TransCommunity Bankshares Incorporated (the “Company”), to sign and file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a registration statement on Form SB-2 or such other form as may be prescribed by Commission rules, and any and all pre-effective or post-effective amendments to the registration statement, any other registration statements and exhibits thereto, relating to the offering that is the subject of the registration statement, filed pursuant to Rule 462 under such Act and all applications, exhibits, instruments and other documents as such attorneys or attorney deem necessary or advisable to enable the Company to register the securities covered thereby, with full power and authority to do and perform any and all acts and things related thereto whatsoever requisite or desirable.

The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 25th day of March, 2004.

/s/ Richard W. Mayhew
Richard W. Mayhew

EXHIBIT 24

POWER OF ATTORNEY

The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, as attorneys and agents for the undersigned, with full power and substitution, for and in the name, place and stead and on behalf of the undersigned as a director of TransCommunity Bankshares Incorporated (the “Company”), to sign and file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a registration statement on Form SB-2 or such other form as may be prescribed by Commission rules, and any and all pre-effective or post-effective amendments to the registration statement, any other registration statements and exhibits thereto, relating to the offering that is the subject of the registration statement, filed pursuant to Rule 462 under such Act and all applications, exhibits, instruments and other documents as such attorneys or attorney deem necessary or advisable to enable the Company to register the securities covered thereby, with full power and authority to do and perform any and all acts and things related thereto whatsoever requisite or desirable.

The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 25th day of March, 2004.

/s/ Julian C. Metts, Jr.
Julian C. Metts, Jr.

EXHIBIT 24

POWER OF ATTORNEY

The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, as attorneys and agents for the undersigned, with full power and substitution, for and in the name, place and stead and on behalf of the undersigned as a director of TransCommunity Bankshares Incorporated (the “Company”), to sign and file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a registration statement on Form SB-2 or such other form as may be prescribed by Commission rules, and any and all pre-effective or post-effective amendments to the registration statement, any other registration statements and exhibits thereto, relating to the offering that is the subject of the registration statement, filed pursuant to Rule 462 under such Act and all applications, exhibits, instruments and other documents as such attorneys or attorney deem necessary or advisable to enable the Company to register the securities covered thereby, with full power and authority to do and perform any and all acts and things related thereto whatsoever requisite or desirable.

The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 25th day of March, 2004.

/s/ James L. Minter
James L. Minter

EXHIBIT 24

POWER OF ATTORNEY

The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, as attorneys and agents for the undersigned, with full power and substitution, for and in the name, place and stead and on behalf of the undersigned as a director of TransCommunity Bankshares Incorporated (the “Company”), to sign and file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a registration statement on Form SB-2 or such other form as may be prescribed by Commission rules, and any and all pre-effective or post-effective amendments to the registration statement, any other registration statements and exhibits thereto, relating to the offering that is the subject of the registration statement, filed pursuant to Rule 462 under such Act and all applications, exhibits, instruments and other documents as such attorneys or attorney deem necessary or advisable to enable the Company to register the securities covered thereby, with full power and authority to do and perform any and all acts and things related thereto whatsoever requisite or desirable.

The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 25th day of March, 2004.

/s/ Lawrence B. Nuckols
Lawrence B. Nuchols

EXHIBIT 24

POWER OF ATTORNEY

The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, as attorneys and agents for the undersigned, with full power and substitution, for and in the name, place and stead and on behalf of the undersigned as a director of TransCommunity Bankshares Incorporated (the “Company”), to sign and file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a registration statement on Form SB-2 or such other form as may be prescribed by Commission rules, and any and all pre-effective or post-effective amendments to the registration statement, any other registration statements and exhibits thereto, relating to the offering that is the subject of the registration statement, filed pursuant to Rule 462 under such Act and all applications, exhibits, instruments and other documents as such attorneys or attorney deem necessary or advisable to enable the Company to register the securities covered thereby, with full power and authority to do and perform any and all acts and things related thereto whatsoever requisite or desirable.

The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 25th day of March, 2004.

/s/ Troy A. Peery, Jr.
Troy A. Peery, Jr.

EXHIBIT 24

POWER OF ATTORNEY

The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, as attorneys and agents for the undersigned, with full power and substitution, for and in the name, place and stead and on behalf of the undersigned as a director of TransCommunity Bankshares Incorporated (the “Company”), to sign and file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a registration statement on Form SB-2 or such other form as may be prescribed by Commission rules, and any and all pre-effective or post-effective amendments to the registration statement, any other registration statements and exhibits thereto, relating to the offering that is the subject of the registration statement, filed pursuant to Rule 462 under such Act and all applications, exhibits, instruments and other documents as such attorneys or attorney deem necessary or advisable to enable the Company to register the securities covered thereby, with full power and authority to do and perform any and all acts and things related thereto whatsoever requisite or desirable.

The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 25th day of March, 2004.

/s/ John W. Pretlow, Jr.
John W. Pretlow, Jr.

EXHIBIT 24

POWER OF ATTORNEY

The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, as attorneys and agents for the undersigned, with full power and substitution, for and in the name, place and stead and on behalf of the undersigned as a director of TransCommunity Bankshares Incorporated (the “Company”), to sign and file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a registration statement on Form SB-2 or such other form as may be prescribed by Commission rules, and any and all pre-effective or post-effective amendments to the registration statement, any other registration statements and exhibits thereto, relating to the offering that is the subject of the registration statement, filed pursuant to Rule 462 under such Act and all applications, exhibits, instruments and other documents as such attorneys or attorney deem necessary or advisable to enable the Company to register the securities covered thereby, with full power and authority to do and perform any and all acts and things related thereto whatsoever requisite or desirable.

The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 25th day of March, 2004.

/s/ John J. Purcell, Jr.
John J. Purcell, Jr.

EXHIBIT 24

POWER OF ATTORNEY

The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, as attorneys and agents for the undersigned, with full power and substitution, for and in the name, place and stead and on behalf of the undersigned as a director of TransCommunity Bankshares Incorporated (the “Company”), to sign and file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a registration statement on Form SB-2 or such other form as may be prescribed by Commission rules, and any and all pre-effective or post-effective amendments to the registration statement, any other registration statements and exhibits thereto, relating to the offering that is the subject of the registration statement, filed pursuant to Rule 462 under such Act and all applications, exhibits, instruments and other documents as such attorneys or attorney deem necessary or advisable to enable the Company to register the securities covered thereby, with full power and authority to do and perform any and all acts and things related thereto whatsoever requisite or desirable.

The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 25th day of March, 2004.

/s/ George W. Rimler
George W. Rimler

EXHIBIT 24

POWER OF ATTORNEY

The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, as attorneys and agents for the undersigned, with full power and substitution, for and in the name, place and stead and on behalf of the undersigned as a director of TransCommunity Bankshares Incorporated (the “Company”), to sign and file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a registration statement on Form SB-2 or such other form as may be prescribed by Commission rules, and any and all pre-effective or post-effective amendments to the registration statement, any other registration statements and exhibits thereto, relating to the offering that is the subject of the registration statement, filed pursuant to Rule 462 under such Act and all applications, exhibits, instruments and other documents as such attorneys or attorney deem necessary or advisable to enable the Company to register the securities covered thereby, with full power and authority to do and perform any and all acts and things related thereto whatsoever requisite or desirable.

The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 25th day of March, 2004.

/s/ John J. Sponski
John J. Sponski

EXHIBIT 24

POWER OF ATTORNEY

The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, as attorneys and agents for the undersigned, with full power and substitution, for and in the name, place and stead and on behalf of the undersigned as a director of TransCommunity Bankshares Incorporated (the “Company”), to sign and file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a registration statement on Form SB-2 or such other form as may be prescribed by Commission rules, and any and all pre-effective or post-effective amendments to the registration statement, any other registration statements and exhibits thereto, relating to the offering that is the subject of the registration statement, filed pursuant to Rule 462 under such Act and all applications, exhibits, instruments and other documents as such attorneys or attorney deem necessary or advisable to enable the Company to register the securities covered thereby, with full power and authority to do and perform any and all acts and things related thereto whatsoever requisite or desirable.

The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 25th day of March, 2004.

/s/ John C. Watkins
John C. Watkins

EXHIBIT 24

POWER OF ATTORNEY

The undersigned does hereby appoint William C. Wiley, Bruce B. Nolte and Thomas A. Grant, as attorneys and agents for the undersigned, with full power and substitution, for and in the name, place and stead and on behalf of the undersigned as a director of TransCommunity Bankshares Incorporated (the “Company”), to sign and file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), a registration statement on Form SB-2 or such other form as may be prescribed by Commission rules, and any and all pre-effective or post-effective amendments to the registration statement, any other registration statements and exhibits thereto, relating to the offering that is the subject of the registration statement, filed pursuant to Rule 462 under such Act and all applications, exhibits, instruments and other documents as such attorneys or attorney deem necessary or advisable to enable the Company to register the securities covered thereby, with full power and authority to do and perform any and all acts and things related thereto whatsoever requisite or desirable.

The undersigned does hereby ratify and confirm all his said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution this 25th day of March, 2004.

/s/ Robin Traywick Williams
Robin Traywick Williams